Exhibit 99.1

Union Pacific Reports Second Quarter 2025 Results
•Diluted earnings per share (EPS) of $3.15 and adjusted diluted EPS* of $3.03
•Operating ratio (OR) of 59.0% and adjusted OR* of 58.1%
•Revenue carloads up 4%

Omaha, Neb., July 24, 2025 – Union Pacific Corporation (NYSE: UNP) today reported 2025 second quarter net income of $1.9 billion, or $3.15 per diluted share. Results compare to 2024 second quarter net income of $1.7 billion, or $2.74 per diluted share.
Second quarter 2025 results include a deferred tax benefit of $115 million, or $0.19 per diluted share, partially offset by a crew staffing agreement of $55 million, or $0.07 per diluted share. 2025 second quarter adjusted net income* of $1.8 billion, or $3.03 per diluted share*, compares to 2024 second quarter adjusted net income* of $1.7 billion, or $2.71 per diluted share*.
“We are delivering on our strategy and our second quarter results demonstrate our commitment to leading the industry as we set new standards for safety, service, and operational excellence.” said Jim Vena, Union Pacific Chief Executive Officer. "The foundation is built, we are growing with our customers, and we have strong momentum as we continue to maximize the value of our great franchise.”
Second Quarter Summary: 2025 vs. 2024
Financial Results: Operational Fluidity and Service Supporting Revenue Growth; Second Quarter Records for Freight Revenue and Operating Income
•Operating revenue of $6.2 billion grew 2% driven by higher volume and solid core pricing gains partially offset by reduced fuel surcharge, business mix, and lower other revenue.
•Freight revenue excluding fuel surcharge grew 6%.
•Reported operating ratio was 59.0%, an improvement of 100 basis points. Adjusted operating ratio* was 58.1%, an improvement of 230 basis points.

Operating Results: Continued Improvement in Safety, Service, and Operational Excellence; Second Quarter Record for Locomotive Productivity and Best Ever Quarter for Workforce Productivity and Train Length
•Reportable personal injury rate and reportable derailment rate both improved.
•Freight car velocity was 221 daily miles per car, a 10% improvement.
•Locomotive productivity was 141 gross ton-miles (GTMs) per horsepower day, a 5% improvement.
•Average maximum train length was 9,689 feet, a 2% increase.
•Workforce productivity improved 9% to 1,124 car miles per employee.
*    Adjusted diluted earnings per share and adjusted operating ratio are considered non-GAAP financial measures. See attached supplemental schedule of non-GAAP measures for a reconciliation to GAAP.
-more-

On Track With Investor Day Targets
•Affirming 2025 Outlook:
•Well-positioned to meet customer demand; challenging second half international intermodal comparison
•Pricing dollars accretive to operating ratio
•Earnings per share growth consistent with attaining the 3-year CAGR target of high-single to low-double digit
•Industry-leading operating ratio and return on invested capital
•No change to long-term capital allocation strategy
- Capital plan of $3.4 billion
- Share repurchases of $4.0 to $4.5 billion
- Third quarter 2025 dividend increase of 3%

Second Quarter 2025 Earnings Conference Call

Union Pacific will webcast its second quarter 2025 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, July 24, 2025, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC
Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.
Union Pacific Investor contact: Diana Prauner at 402-544-4227 or dprauner@up.com
Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com
Supplemental financial information is attached.

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This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the potential impacts of public health crises, including pandemics, epidemics and the outbreak of other contagious diseases, such as the coronavirus and its variant strains (COVID); the Russia-Ukraine and Israel-Hamas wars and other geopolitical tensions in the Middle East, and any impacts on our business operations, financial results, liquidity, and financial position, and on the world economy (including customers, employees, and supply chains), including as a result of fluctuations in volume and carloadings; expectations as to general macroeconomic conditions, including slowdowns and recessions, domestically or internationally, and future volatility in interest rates and fuel prices; closing of customer manufacturing, distribution, or production facilities; expectations as to operational or service improvements; expectations as to hiring challenges; availability of employees; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications (including those in response to increased traffic); expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates, or forecasts as to business, financial, and operational results, future economic performance, and planned capital investments ; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters; estimates and expectations regarding current or potential tariffs; expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, cyber incidents or other matters. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2024, which was filed with the SEC on February 7, 2025. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).
Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to the Company’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.
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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Condensed Consolidated Statements of Income (unaudited)

Millions, except per share amounts and percentages, for the periods ended June 30,	2nd quarter				Year-to-date
	2025	2024	%		2025	2024	%
Operating revenues
Freight revenues	$5,843	$5,638	4%		$11,534	$11,254	2%
Other revenues	311	369	(16)		647	784	(17)
Total operating revenues	6,154	6,007	2		12,181	12,038	1
Operating expenses
Compensation and benefits	1,249	1,187	5		2,461	2,410	2
Purchased services and materials	642	644	-		1,273	1,257	1
Depreciation	613	596	3		1,223	1,190	3
Fuel	576	625	(8)		1,179	1,283	(8)
Equipment and other rents	230	219	5		471	435	8
Other	319	336	(5)		678	691	(2)
Total operating expenses	3,629	3,607	1		7,285	7,266	-
Operating income	2,525	2,400	5		4,896	4,772	3
Other income, net	123	103	19		201	195	3
Interest expense	(335)	(319)	5		(657)	(643)	2
Income before income taxes	2,313	2,184	6		4,440	4,324	3
Income tax expense	(437)	(511)	(14)		(938)	(1,010)	(7)
Net income	$1,876	$1,673	12%		$3,502	$3,314	6%

Share and per share
Earnings per share - basic	$3.16	$2.75	15%		$5.86	$5.44	8%
Earnings per share - diluted	$3.15	$2.74	15		$5.85	$5.43	8
Weighted average number of shares - basic	594.1	609.4	(3)		597.5	609.3	(2)
Weighted average number of shares - diluted	594.8	610.3	(3)		598.4	610.3	(2)
Dividends declared per share	$1.34	$1.30	3		$2.68	$2.60	3

Operating ratio	59.0%	60.0%	(1.0)	pts	59.8%	60.4%	(0.6)	pts
Effective tax rate	18.9%	23.4%	(4.5)	pts	21.1%	23.4%	(2.3)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Freight Revenues Statistics (unaudited)

	2nd quarter			Year-to-date
For the periods ended June 30,	2025	2024	%	2025	2024	%
Freight revenues (millions)
Grain & grain products	$964	$901	7%	$1,914	$1,844	4%
Fertilizer	201	203	(1)	411	404	2
Food & refrigerated	267	278	(4)	527	563	(6)
Coal & renewables	469	339	38	885	727	22
Bulk	1,901	1,721	10	3,737	3,538	6
Industrial chemicals & plastics	646	593	9	1,253	1,165	8
Metals & minerals	561	530	6	1,082	1,045	4
Forest products	340	342	(1)	661	680	(3)
Energy & specialized markets	665	658	1	1,298	1,337	(3)
Industrial	2,212	2,123	4	4,294	4,227	2
Automotive	632	659	(4)	1,213	1,270	(4)
Intermodal	1,098	1,135	(3)	2,290	2,219	3
Premium	1,730	1,794	(4)	3,503	3,489	-
Total	$5,843	$5,638	4%	$11,534	$11,254	2%
Revenue carloads (thousands)
Grain & grain products	216	200	8%	430	410	5%
Fertilizer	55	62	(11)	104	109	(5)
Food & refrigerated	43	46	(7)	86	92	(7)
Coal & renewables	205	158	30	390	335	16
Bulk	519	466	11	1,010	946	7
Industrial chemicals & plastics	177	169	5	346	333	4
Metals & minerals	191	184	4	365	354	3
Forest products	52	55	(5)	103	108	(5)
Energy & specialized markets	149	147	1	292	301	(3)
Industrial	569	555	3	1,106	1,096	1
Automotive	209	218	(4)	404	425	(5)
Intermodal [a]	817	798	2	1,691	1,537	10
Premium	1,026	1,016	1	2,095	1,962	7
Total	2,114	2,037	4%	4,211	4,004	5%
Average revenue per car
Grain & grain products	$4,467	$4,493	(1)%	$4,451	$4,493	(1)%
Fertilizer	3,627	3,311	10	3,959	3,727	6
Food & refrigerated	6,237	5,943	5	6,147	6,086	1
Coal & renewables	2,283	2,156	6	2,267	2,173	4
Bulk	3,659	3,692	(1)	3,700	3,740	(1)
Industrial chemicals & plastics	3,647	3,507	4	3,625	3,497	4
Metals & minerals	2,950	2,885	2	2,967	2,955	-
Forest products	6,508	6,249	4	6,387	6,272	2
Energy & specialized markets	4,439	4,462	(1)	4,436	4,439	-
Industrial	3,885	3,825	2	3,881	3,855	1
Automotive	3,034	3,033	-	3,004	2,991	-
Intermodal [a]	1,345	1,421	(5)	1,355	1,444	(6)
Premium	1,688	1,766	(4)	1,673	1,779	(6)
Average	$2,764	$2,768	-%	$2,739	$2,811	(3)%
[a]For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Condensed Consolidated Statements of Financial Position (unaudited)

Millions	Jun. 30, 2025	Dec. 31, 2024
Assets
Cash and cash equivalents	$1,060	$1,016
Other current assets	3,123	3,005
Investments	2,785	2,664
Properties, net	59,017	58,343
Operating lease assets	1,193	1,297
Other assets	1,398	1,390
Total assets	$68,576	$67,715

Liabilities and common shareholders' equity
Debt due within one year	$2,522	$1,425
Other current liabilities	3,930	3,829
Debt due after one year	30,291	29,767
Operating lease liabilities	831	925
Deferred income taxes	13,029	13,151
Other long-term liabilities	1,715	1,728
Total liabilities	52,318	50,825
Total common shareholders' equity	16,258	16,890
Total liabilities and common shareholders' equity	$68,576	$67,715

Debt / net income	4.7	4.6
Adjusted debt / adjusted EBITDA*	2.8	2.7
*Adjusted debt / adjusted EBITDA is a non-GAAP measure. See page 10 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Condensed Consolidated Statements of Cash Flows (unaudited)

	Year-to-date
Millions, for the periods ended June 30,	2025	2024
Operating activities
Net income	$3,502	$3,314
Depreciation	1,223	1,190
Deferred and other income taxes	(123)	43
Other - net	(59)	(514)
Cash provided by operating activities	4,543	4,033
Investing activities
Capital investments*	(1,842)	(1,699)
Other - net	3	107
Cash used in investing activities	(1,839)	(1,592)
Financing activities
Share repurchase programs	(2,679)	(100)
Debt issued	1,995	800
Dividends paid	(1,599)	(1,588)
Debt repaid	(409)	(1,807)
Net Issued/(paid) commercial paper	-	297
Other - net	43	30
Cash used in financing activities	(2,649)	(2,368)
Net change in cash, cash equivalents, and restricted cash	55	73
Cash, cash equivalents, and restricted cash at beginning of year	1,028	1,074
Cash, cash equivalents, and restricted cash at end of period	$1,083	$1,147
Free cash flow**
Cash provided by operating activities	$4,543	$4,033
Cash used in investing activities	(1,839)	(1,592)
Dividends paid	(1,599)	(1,588)
Free cash flow	$1,105	$853
*Capital investments include locomotive and freight car early lease buyouts of $178 million in 2025 and $96 million in 2024.
**Free cash flow is defined as cash provided by operating activities less cash used in investing activities and dividends paid. Free cash flow is considered non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe free cash flow is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing. Free cash flow should be considered in addition to, rather than as a substitute for, cash provided by operating activities.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Operating and Performance Statistics (unaudited)

	2nd quarter				Year-to-date
For the periods ended June 30,	2025	2024	%		2025	2024	%
Operating/performance statistics
Freight car velocity (daily miles per car)	221	201	10%		218	202	8%
Average train speed (miles per hour)*	23.9	23.3	3		23.8	23.7	-
Average terminal dwell time (hours)*	21.2	22.7	(7)		21.7	23.1	(6)
Locomotive productivity (GTMs per horsepower day)	141	134	5		138	134	3
Gross ton-miles (GTMs) (millions)	220,258	206,806	7		433,050	412,835	5
Train length (feet)	9,689	9,544	2		9,590	9,415	2
Intermodal service performance index (%)	99	93	6	pts	96	93	3	pts
Manifest service performance index (%)	97	84	13	pts	95	85	10	pts
Intermodal car trip plan compliance (%)	88	83	5	pts	86	83	3	pts
Manifest car trip plan compliance (%)	74	64	10	pts	72	65	7	pts
Workforce productivity (car miles per employee)	1,124	1,031	9		1,108	1,015	9
Total employees (average)	29,711	30,556	(3)		29,929	30,804	(3)

Locomotive fuel statistics
Average fuel price per gallon consumed	$2.42	$2.73	(11)%		$2.46	$2.77	(11)%
Fuel consumed in gallons (millions)	232	223	4		468	453	3
Fuel consumption rate**	1.058	1.080	(2)		1.082	1.097	(1)

Revenue ton-miles (millions)
Grain & grain products	21,486	19,995	7%		42,630	40,644	5%
Fertilizer	3,346	3,570	(6)		6,777	6,857	(1)
Food & refrigerated	4,709	4,693	-		9,249	9,610	(4)
Coal & renewables	23,117	16,351	41		43,331	35,234	23
Bulk	52,658	44,609	18		101,987	92,345	10
Industrial chemicals & plastics	8,004	8,069	(1)		15,741	15,496	2
Metals & minerals	8,564	8,301	3		16,662	16,366	2
Forest products	5,533	5,663	(2)		10,802	11,243	(4)
Energy & specialized markets	10,011	10,229	(2)		19,730	20,815	(5)
Industrial	32,112	32,262	-		62,935	63,920	(2)
Automotive	4,756	4,879	(3)		9,200	9,415	(2)
Intermodal	18,024	18,242	(1)		37,439	35,577	5
Premium	22,780	23,121	(1)		46,639	44,992	4
Total	107,550	99,992	8%		211,561	201,257	5%
*Surface Transportation Board (STB) reported performance measures.
**Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Condensed Consolidated Statements of Income (unaudited)

Millions, except per share amounts and percentages,	2025
	1st qtr	2nd qtr	Year-to-date
Operating revenues
Freight revenues	$5,691	$5,843	$11,534
Other revenues	336	311	647
Total operating revenues	6,027	6,154	12,181
Operating expenses
Compensation and benefits	1,212	1,249	2,461
Purchased services and materials	631	642	1,273
Depreciation	610	613	1,223
Fuel	603	576	1,179
Equipment and other rents	241	230	471
Other	359	319	678
Total operating expenses	3,656	3,629	7,285
Operating income	2,371	2,525	4,896
Other income, net	78	123	201
Interest expense	(322)	(335)	(657)
Income before income taxes	2,127	2,313	4,440
Income tax expense	(501)	(437)	(938)
Net income	$1,626	$1,876	$3,502

Share and per share
Earnings per share - basic	$2.71	$3.16	$5.86
Earnings per share - diluted	$2.70	$3.15	$5.85
Weighted average number of shares - basic	601.0	594.1	597.5
Weighted average number of shares - diluted	601.9	594.8	598.4
Dividends declared per share	$1.34	$1.34	$2.68

Operating ratio	60.7%	59.0%	59.8%
Effective tax rate	23.6%	18.9%	21.1%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Freight Revenue Statistics (unaudited)

	2025
	1st qtr	2nd qtr	Year-to-date
Freight revenues (millions)
Grain & grain products	$950	$964	$1,914
Fertilizer	210	201	411
Food & refrigerated	260	267	527
Coal & renewables	416	469	885
Bulk	1,836	1,901	3,737
Industrial chemicals & plastics	607	646	1,253
Metals & minerals	521	561	1,082
Forest products	321	340	661
Energy & specialized markets	633	665	1,298
Industrial	2,082	2,212	4,294
Automotive	581	632	1,213
Intermodal	1,192	1,098	2,290
Premium	1,773	1,730	3,503
Total	$5,691	$5,843	$11,534
Revenue carloads (thousands)
Grain & grain products	214	216	430
Fertilizer	49	55	104
Food & refrigerated	43	43	86
Coal & renewables	185	205	390
Bulk	491	519	1,010
Industrial chemicals & plastics	169	177	346
Metals & minerals	174	191	365
Forest products	51	52	103
Energy & specialized markets	143	149	292
Industrial	537	569	1,106
Automotive	195	209	404
Intermodal [a]	874	817	1,691
Premium	1,069	1,026	2,095
Total	2,097	2,114	4,211
Average revenue per car
Grain & grain products	$4,434	$4,467	$4,451
Fertilizer	4,339	3,627	3,959
Food & refrigerated	6,058	6,237	6,147
Coal & renewables	2,250	2,283	2,267
Bulk	3,744	3,659	3,700
Industrial chemicals & plastics	3,601	3,647	3,625
Metals & minerals	2,986	2,950	2,967
Forest products	6,264	6,508	6,387
Energy & specialized markets	4,433	4,439	4,436
Industrial	3,877	3,885	3,881
Automotive	2,971	3,034	3,004
Intermodal [a]	1,364	1,345	1,355
Premium	1,658	1,688	1,673
Average	$2,714	$2,764	$2,739
[a]For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Non-GAAP Measures Reconciliation to GAAP (unaudited)

Financial Performance*
Millions, except per share amounts and percentages, for the three months ended June 30, 2025	Reported results (GAAP)	Deferred tax adjustment	Crew staffing agreement	Adjusted results (non-GAAP)
Operating expenses	$3,629	$-	$(55)	$3,574
Operating income	2,525	-	55	2,580
Income tax expense	(437)	(115)	(13)	(565)
Net income	1,876	(115)	42	1,803
Earnings per share - diluted	3.15	(0.19)	0.07	3.03
Operating ratio	59.0%	-%	(0.9)%	58.1%

Millions, except per share amounts and percentages, for the three months ended June 30, 2024	Reported results (GAAP)	Gain on sale of intermodal equipment	Environmental remediation	Adjusted results (non-GAAP)
Operating expenses	$3,607	$46	$(23)	$3,630
Operating income	2,400	(46)	23	2,377
Income tax expense	(511)	11	(6)	(506)
Net income	1,673	(35)	17	1,655
Earnings per share - diluted	2.74	(0.06)	0.03	2.71
Operating ratio	60.0%	0.8%	(0.4)%	60.4%
*The above tables reconcile our results for the three months ended as of June 30, 2025 and 2024, to adjust results that exclude the impact of certain items identified as affecting comparability. We use adjusted operating expenses, adjusted operating income, adjusted income tax expense, adjusted net income, adjusted diluted earnings per share (EPS), and adjusted operating ratio, as applicable, among other measures, to evaluate our actual operating performance. The measures listed in the above tables are considered non-GAAP by SEC Regulation G and Item 10 of SEC Regulation S-K. We believe these non-GAAP financial measures provide valuable information regarding earnings and business trends by excluding specific items that we believe are not indicative of our ongoing operating results of our business, providing a useful way for investors to make a comparison of our performance over time and against other companies in our industry. Since these are not measures of performance calculated in accordance with GAAP, they should be considered in addition to, rather than as a substitute for, operating expenses, operating income, income tax expense, net income, diluted EPS, and operating ratio as indicators of operating performance.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Non-GAAP Measures Reconciliation to GAAP (unaudited)

Financial Performance*
Millions, except per share amounts and percentages, for the six month ended June 30, 2025	Reported results (GAAP)	Deferred tax adjustment	Crew staffing agreement	Adjusted results (non-GAAP)
Operating expenses	$7,285	$-	$(55)	$7,230
Operating income	4,896	-	55	4,951
Income tax expense	(938)	(115)	(13)	(1,066)
Net income	3,502	(115)	42	3,429
Earnings per share - diluted	5.85	(0.19)	0.07	5.73
Operating ratio	59.8%	-%	(0.4)%	59.4%

Millions, except per share amounts and percentages, for the six month ended June 30, 2024	Reported results (GAAP)	Gain on sale of intermodal equipment	Environmental remediation	Adjusted results (non-GAAP)
Operating expenses	$7,266	$46	$(23)	$7,289
Operating income	4,772	(46)	23	4,749
Income tax expense	(1,010)	11	(6)	(1,005)
Net income	3,314	(35)	17	3,296
Earnings per share - diluted	5.43	(0.06)	0.03	5.40
Operating ratio	60.4%	0.3%	(0.2)%	60.5%
*The above tables reconcile our results for the six months ended as of June 30, 2025 and 2024, to adjust results that exclude the impact of certain items identified as affecting comparability. We use adjusted operating expenses, adjusted operating income, adjusted income tax expense, adjusted net income, adjusted diluted EPS, and adjusted operating ratio, as applicable, among other measures, to evaluate our actual operating performance. The measures listed in the above tables are considered non-GAAP by SEC Regulation G and Item 10 of SEC Regulation S-K. We believe these non-GAAP financial measures provide valuable information regarding earnings and business trends by excluding specific items that we believe are not indicative of our ongoing operating results of our business, providing a useful way for investors to make a comparison of our performance over time and against other companies in our industry. Since these are not measures of performance calculated in accordance with GAAP, they should be considered in addition to, rather than as a substitute for, operating expenses, operating income, income tax expense, net income, diluted EPS, and operating ratio as indicators of operating performance.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES
Non-GAAP Measures Reconciliation to GAAP (unaudited)

Debt / net income
Millions, except ratios for the trailing twelve months ended [1]	Jun. 30, 2025	Dec. 31, 2024
Debt	$32,813	$31,192
Net income	6,935	6,747
Debt / net income	4.7	4.6

Adjusted debt / adjusted EBITDA*
Millions, except ratios for the trailing twelve months ended [1]	Jun. 30, 2025	Dec. 31, 2024
Net income	$6,935	$6,747
Add:
Income tax expense	1,975	2,047
Depreciation	2,431	2,398
Interest expense	1,283	1,269
EBITDA	$12,624	$12,461
Adjustments:
Other income, net	(356)	(350)
Interest on operating lease liabilities [2]	46	48
Adjusted EBITDA (a)	$12,314	$12,159
Debt	$32,813	$31,192
Operating lease liabilities	1,143	1,271
Adjusted debt (b)	$33,956	$32,463
Adjusted debt / adjusted EBITDA (b/a)	2.8	2.7
[1]The trailing twelve months income statement information ended June 30, 2025, is recalculated by taking the twelve months ended December 31, 2024, subtracting the six months ended June 30, 2024, and adding the six months ended June 30, 2025.
[2]Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.
*Adjusted debt (total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other post-retirement benefit) obligations) to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on present value of operating leases) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is debt to net income ratio. The tables above provide reconciliations from net income to adjusted EBITDA, debt to adjusted debt, and debt to net income to adjusted debt to adjusted EBITDA. At June 30, 2025, and December 31, 2024, the incremental borrowing rate on operating leases was 4.0% and 3.8%, respectively. Pension and OPEB were funded at June 30, 2025, and December 31, 2024.